UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2023

Mediaco Holding Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-39029
(Commission File Number)

Indiana	84-2427771
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

395 HUDSON ST, FLOOR 7
NEW YORK, New York 10014
(Address of principal executive offices, including zip code)

(212) 229-9797
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2023, the Board of Directors (the “Board”) of MediaCo Holding Inc. (the “Company”) elected Amit Thakrar, age 35, as a member of the Board to fill a vacancy resulting from an increase in the number of members on the Board from eight to nine.  The increase was approved by the Board in accordance with the Amended and Restated Articles of Incorporation and Amended and Restated Code of Bylaws of the Company.  Mr. Thakrar was elected to the class of the Board the term of which expires at the Company’s 2026 annual meeting of shareholders. Mr. Thakrar shall receive compensation in accordance with the compensation payable to other members of the Board who are not employees of Emmis Communications Corporation, as described in the Company’s proxy statement for its 2023 annual meeting of shareholders, filed with the Securities and Exchange Commission on May 1, 2023.
Mr. Thakrar has over 15 years of experience investing in private equity, public equity and special situations strategies across a broad range of industries including most recently as a Partner at Standard General LP beginning in 2019.  Between 2010 and 2019, he worked at Davidson Kempner Capital Management, OMERS Private Equity, and CIBC World Markets. In addition, he has extensive operating experience, including serving as Executive Vice President of Standard Media Group LLC, a diversified national media company. Mr. Thakrar received his MBA from Columbia Business School and a Bachelor of Commerce (Honors) from Queen's University.  Mr. Thakrar brings to the Board a strong investment, financial management and operational background in the media space.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MEDIACO HOLDING INC.

Date: August 11, 2023	By:	/s/ Ann C. Beemish
Name: Ann C. Beemish Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer